EXHIBIT 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Dirk Van de Put, Chairman and Chief Executive Officer of Mondelēz International, Inc. (“Mondelēz International”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Mondelēz International’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in Mondelēz International’s Quarterly Report on Form 10-Q fairly presents in all material respects Mondelēz International’s financial condition and results of operations.

/s/ DIRK VAN DE PUT
Dirk Van de Put
Chairman and Chief Executive Officer
October 29, 2019

I, Luca Zaramella, Executive Vice President and Chief Financial Officer of Mondelēz International, Inc. (“Mondelēz International”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that Mondelēz International’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in Mondelēz International’s Quarterly Report on Form 10-Q fairly presents in all material respects Mondelēz International’s financial condition and results of operations.

/s/ LUCA ZARAMELLA
Luca Zaramella
Executive Vice President and
Chief Financial Officer
October 29, 2019
A signed original of these written statements required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Mondelēz International, Inc. and will be retained by Mondelēz International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.